SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

    Merrill Lynch & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	13-2740599
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

4 World Financial Center New York, New York	10080
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☑	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-132911

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Bear Market Strategic Accelerated Redemption Securities® Linked to the iShares® Dow Jones U.S. Real Estate Index Fund due June 2, 2010	NYSE Arca, Inc.

Securities to be registered pursuant to Section 12(g) of the Act:

(None)

Item 1.	Description of Registrant’s Securities to be Registered.

The description of the general terms and provisions of the Bear Market Strategic Accelerated Redemption Securities® Linked to the iShares® Dow Jones U.S. Real Estate Index Fund due June 2, 2010 issued by Merrill Lynch & Co., Inc. (the “Notes”), set forth in the Preliminary Term Sheet, dated November 3, 2008, the Product Supplement STR-3, dated August 28, 2008 and the MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006, attached hereto as Exhibit 99(A), is hereby incorporated by reference and contains certain proposed terms and provisions. The description of the Notes contained in the Term Sheet to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, under Registration Statement Number 333-132911, which will contain the final terms and provisions of the Notes, including the maturity date of the Notes, is hereby deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

Item 2.	Exhibits.

99 (A)	Preliminary Term Sheet, dated November 3, 2008, the Product Supplement STR-3, dated August 28, 2008 and the MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006.†

99 (B)	Form of Note.

99 (C)	Senior Indenture between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, dated as of April 1, 1983, as amended and restated (the “1983 Senior Indenture”).[1]

99 (D)	Supplemental Indenture to the 1983 Senior Indenture, dated as of March 15, 1990, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[2]

†	The MTN Prospectus Supplement, General Prospectus Supplement and Prospectus included as part of Exhibit 99(A) are incorporated by reference from Registrant’s Registration Statement on Form S-3 dated March 31, 2006 and Registrant’s filings pursuant to Rule 424(b) on April 3, 2006. The Product Supplement STR-3 is incorporated by reference from Registrant’s filings pursuant to Rule 424(b) on August 28, 2008. The Preliminary Term Sheet is incorporated by reference from Registrant’s filing pursuant to Rule 433 on November 3, 2008.
[1]	Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.
[2]	Exhibit 99 (D) is incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.

99 (E)	Sixth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 25, 1993, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[3]

99 (F)	Twelfth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 1, 1998, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[4]

99 (G)	Fifteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 14, 2003, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[5]

99 (H)	Eighteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 21, 2004, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[6]

99 (I)	Nineteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 17, 2007, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee. [7]

Other securities issued by Merrill Lynch & Co., Inc. are listed on NYSE Arca, Inc.

[3]	Exhibit 99 (E) is incorporated by reference from Exhibit 4(b)(ii) to Registrant’s Registration Statement on Form S-3 (Registration No. 33-61559) dated August 4, 1995.
[4]	Exhibit 99 (F) is incorporated by reference from Exhibit 4(b)(viii) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-132911) dated March 31, 2006.
[5]	Exhibit 99 (G) is incorporated by reference from Exhibit 4(b)(ix) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-109802) dated October 17, 2003.
[6]	Exhibit 99 (H) is incorporated by reference from Exhibit 4(b)(xiv) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-122639) dated February 8, 2005.
[7]	Exhibit 99 (I) is incorporated by reference from Exhibit 4.5 to Registrant’s Form 10-K for the fiscal year ended December 28, 2007.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.

By:	/s/	Judith A. Witterschein
Judith A. Witterschein Secretary

Date:  December 1, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS

TO

FORM 8-A DATED DECEMBER 1, 2008

INDEX TO EXHIBITS

Exhibit No.

99 (A)	Preliminary Term Sheet, dated November 3, 2008, the Product Supplement STR-3, dated August 28, 2008 and the MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006.†

99 (B)	Form of Note.

99 (C)	Senior Indenture between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, dated as of April 1, 1983, as amended and restated (the “1983 Senior Indenture”).[1]

99 (D)	Supplemental Indenture to the 1983 Senior Indenture, dated as of March 15, 1990, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[2]

99 (E)	Sixth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 25, 1993, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee. [3]

99 (F)	Twelfth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 1, 1998, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[4]

99 (G)	Fifteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 14, 2003, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[5]

†

The MTN Prospectus Supplement, General Prospectus Supplement and Prospectus included as part of Exhibit 99(A) are incorporated by reference from Registrant’s Registration Statement on Form S-3 dated March 31, 2006 and Registrant’s filings pursuant to Rule 424(b) on April 3, 2006. The Product Supplement STR-3 is incorporated by reference from Registrant’s filings pursuant to Rule 424(b) on August 28, 2008. The Preliminary Term Sheet is incorporated by reference from Registrant’s filing pursuant to Rule 433 on November 3, 2008.

[1]	Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.
[2]	Exhibit 99 (D) is incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.
[3]	Exhibit 99 (E) is incorporated by reference from Exhibit 4(b)(ii) to Registrant’s Registration Statement on Form S-3 (Registration No. 33-61559) dated August 4, 1995.
[4]	Exhibit 99 (F) is incorporated by reference from Exhibit 4(b)(viii) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-132911) dated March 31, 2006.
[5]	Exhibit 99 (G) is incorporated by reference from Exhibit 4(b)(ix) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-109802) dated October 17, 2003.

99 (H)	Eighteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 21, 2004, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[6]

99 (I)	Nineteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 17, 2007, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee.[7]

[6]	Exhibit 99 (H) is incorporated by reference from Exhibit 4(b)(xiv) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-122639) dated February 8, 2005.
[7]	Exhibit 99 (I) is incorporated by reference from Exhibit 4.5 to Registrant’s Form 10-K for the fiscal year ended December 28, 2007.